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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2001


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF April 1, 2001, PROVIDING FOR THE ISSUANCE OF
                    ASSET BACKED CERTIFICATES, SERIES 2001-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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            Delaware                 333-84929                   06-1442101
            --------                 ---------                   ----------
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
        Incorporation)              File Number)             Identification No.)

                    600 Steamboat Road
                 Greenwich, Connecticut                             92618
                 -----------------------                            -----
                  (Address of Principal                           (Zip Code)
                    Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
                                                       -------------



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

 Item 5.  Other Events.


                  This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of April 1, 2001, among Financial Asset Securities Corp. as depositor, Saxon Mortgage, Inc. as master servicer, Meritech Mortgage Services, Inc. as servicer and Wells Fargo Bank Minnesota, National Association as trustee (the "Pooling and Servicing Agreement"), in connection with the issuance by Soundview Home Equity Loan Trust 2001-1 of Home Equity Loan Asset-Backed Certificates, Series 2001-1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(q)      Not applicable.

(r)      Not applicable.

(s)      Exhibits:


Exhibit No.                                    Description
-----------                                    -----------

    4.1 Pooling and Servicing Agreement, dated as of April 1, 2001, by and among Financial Asset Securities Corp. as depositor, Saxon Mortgage, Inc. as master servicer, Meritech Mortgage Services, Inc. as servicer and Wells Fargo Bank Minnesota, National Association as trustee, in connection with the issuance by Soundview Home Equity Loan Trust 2001-1 of Home Equity Loan Asset-Backed Certificates, Series 2001-1.

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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 10, 2001


                                           FINANCIAL ASSET SECURITIES CORP.


                                           By:    /s/ James Raezer
                                                  ----------------
                                           Name:  James Raezer
                                           Title: Vice President





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
                                                 Index to Exhibits



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              7
                            April 1, 2001, by and among Financial Asset
                            Securities Corp. as depositor, Saxon Mortgage,
                            Inc. as master servicer, Meritech Mortgage
                            Services, Inc. as servicer and Wells Fargo Bank
                            Minnesota, National Association as trustee, in
                            connection with the issuance by Soundview
                            Home Equity Loan Trust 2001-1 of Home Equity
                            Loan Asset-Backed Certificates, Series 2001-1.